SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             January 22, 2003
                                                          ----------------------



                                  E-LOAN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



   Delaware                          001-25621                     77-0460084
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)



      5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA              94568
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               (Address of Principal Executive Offices) (Zip Code)



                                 (925) 241-2400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

Fourth Quarter and Full Year 2002 Financial Results
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On January 22, 2003,  the Company  issued a press release  announcing its fourth quarter and full year 2002 financial results. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.


ITEM 7.  EXHIBITS

Exhibit 99. Press Release dated January 22, 2003, entitled "E-LOAN, Inc. Reports Record Revenues and Profit in Fourth Quarter 2002."




                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                      E-LOAN, INC.


Date:  January 22, 2003               By:  /s/  Matthew Roberts
                                        ------------------------------------
                                        Matthew Roberts
                                        Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit No.     Description
    -----------     -----------

      99.1          Press Release dated January 22, 2002, entitled "E-LOAN, Inc.
                    Reports Record Revenues and Profit in Fourth Quarter 2002."